Hartford Life and Annuity Insurance Company

Separate Account VL I

Supplement Dated May 17, 2007 to the Prospectuses Dated May 1, 2007

Stag Wall Street Variable Universal Life (Series I and II)	333-82866
Stag Accumulator Variable Universal Life (Series I and I.5)	333-93319
Stag Protector Variable Universal Life (Series I and I.5)	333-83057
Stag Variable Life	033-61267
Stag Accumulator II Variable Universal Life / Stag Artisan	333-07471
Stag Protector II Variable Universal Life	333-88787
Hartford Quantum Life	333-110548
Hartford Quantum Life II	333-127380

Supplement Dated May 17, 2007 to Your Prospectus

Under the section entitled “The Funds” in your Prospectus, the following is added to the Franklin Small Cap Value Securities Fund under the column entitled “Investment Objective”:

Seeks long-term total return.

This supplement should be retained with the prospectus for future reference.

HV-6114